UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/29/2013

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2013, the stockholders of Dynavax Technologies Corporation (the "Company") approved an amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $0.001 from 250,000,000 shares to 350,000,000 shares. The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"), filed with the Secretary of State of the State of Delaware on May 30, 2013. A copy of the Certificate of Amendment is attached as Exhibit 3.6 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 29, 2013, the Company held its 2013 Annual Meeting of Stockholders (the "Annual Meeting"), at the Company's executive office in Berkeley, California. A total of 182,886,013 shares of the Company's common stock were entitled to vote as of April 10, 2013, the record date for the Annual Meeting. There were 161,433,022 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2013.

Proposal 1. Election of Directors.

Dennis Carson, M.D., Dino Dina, M.D. and Denise Gilbert, Ph.D. were elected as Class I Directors of the Company to hold office until the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified as follows:

Nominee        Votes Cast For        Votes Withheld        Broker Non-Votes

Dennis Carson, M.D.        65,071,246        59,521,055        36,840,721
Dino Dina, M.D.        116,723,213        7,869,088        36,840,721
Denise Gilbert, Ph.D.        111,619,160        12,973,141        36,840,721

Proposal 2. Amend the Company's Sixth Amended and Restated Certificate of Incorporation.

The amendment to the Company's Sixth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 250,000,000 to 350,000,000 was approved by the following vote:

For            Against            Abstain

151,676,448        9,297,313        459,261

Proposal 3. Amend the Dynavax Technologies Corporation 2011 Equity Incentive Plan.

The amendment to the Dynavax Technologies Corporation 2011 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 10,000,000 was approved by the following vote:

For         Against            Abstain       Broker Non-Votes

120,167,741        4,308,693       115,867       36,840,721

Proposal 4. Selection of Independent Registered Public Accounting Firm.

The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved as follows:

For            Against              Abstain

148,262,759        13,009,796        160,467

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit
Exhibit No.       Description
3.6       Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: May 30, 2013	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-3.6	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on May 30, 2013.